Convertible Notes	6 Months Ended
Jun. 30, 2020
Convertible Notes
Convertible Notes

NOTE 10. CONVERTIBLE NOTES:

On March 7, 2017, we completed the sale and issuance of 8% Convertible Unsecured Promissory Notes (the “2017 Notes”) for aggregate proceeds to us of $1.25 million from four accredited investors, including one of the Company’s then-directors, Dhruwa N. Rai, and David Luci, who became a director of the Company in February 2018. The 2017 Notes were issued pursuant to Securities Purchase Agreements between the Company and each investor. The 2017 Notes bear interest at 8% per annum until maturity in March 2020, with interest being paid annually on the first, second and third anniversaries of the issuance of the 2017 Notes beginning in March 2018. From and after an event of default and for so long as the event of default is continuing, the 2017 Notes will bear default interest at the rate of 10% per annum.

During the first quarter of 2019 the company repaid $0.25 million towards 2017 notes.

The 2017 Notes were convertible into shares of our common stock at a conversion price equal to $2.80. The holders of the 2017 Notes had the right, at their option, at any time and from time to time to convert, in part or in whole, the outstanding principal amount and all accrued and unpaid interest under the 2017 Notes into shares of the Company’s common stock at the conversion price.

On June 3, 2020, the Company entered into an exchange agreement (the “Exchange Agreement”) with the holder of certain of the 2017 Notes, amounting to $1 million. Pursuant to the Exchange Agreement, the holder agreed to exchange the 2017 Notes for a new convertible 1% debenture (the “1% Debenture”), which 1% Debenture is convertible into shares of common stock of the Company at a conversion price of $1.75 per share. After the exchange, there are no 2017 Notes outstanding. The principal amount of the 1% Debenture is equal to the principal amount of the 2017 Notes and the accrued interest thereon.

On November 25, 2019, the Company entered into a securities purchase agreement with an institutional investor for the sale of a $1,000,000 convertible debenture (the “First Debenture”).

The First Debenture accrued interest at rate of 5% and was due six (6) months from the issue date. The First Debenture was convertible at any time after the issue date into shares of Company’s Common Stock at a price equal to $2.725.

On January 14, 2020, the Company entered into a securities purchase agreement (with the same institutional investor for the sale of a $500,000 convertible debenture (the “Second Debenture” and collectively with the First Debenture, the “Debentures”).

The Second Debenture accrued interest at rate of 5% and was due on the same date as the First Debenture. The Second Debenture was convertible at any time after the issue date into shares of Company’s Common Stock at a price equal to $2.725.

During the six months ended June 30, 2020 the holders of First Debenture and Second Debenture exercised their rights for conversion into common shares for which the company issued 550,458 common shares. After the conversion, there are no First Debentures or Second Debentures outstanding.